Financial assets at fair value through other comprehensive income - Debt securities FVOCI (Detail) - ARS ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Debt securities held fvoci [Abstract]
BCRA Liquidity Bills	$ 107,693,328	$ 135,681,602
Government securities	53,372,170	45,966,011
Financial assets pledged as collateral	4,614,463	10,475,296
Private securities - Corporate bonds	1,359,517	393,822
TOTAL	$ 167,039,478	$ 192,516,731